Exhibit 99.2

FIRST QUARTER 2019 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 Unconsolidated Joint Venture Investments 17 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements , and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the cover and page 2: Rehabilitation Hospital of Northern Arizona, an MPT-owned rehabilitation hospital in Flagstaff, Arizona. Q1 2019 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust that provides capital to hospitals located throughout the U.S. and other countries. We focus exclusively on hospitals, which is where the highest intensity of care is provided to patients. MPT is currently the second-largest non-governmental owner of hospital beds in the U.S. Our financing model allows owners of hospitals to unlock the value of their underlying real estate, primarily through sale leaseback transactions. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director of Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., (205) 969-3756 (fax) Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert www.medicalpropertiestrust.com Q1 2019 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman
Director - Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert
Treasurer and Managing Director - Capital Markets
(205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1

Standard & Poor's – BBB-

MPW LISTED NYSE



Above: CircleBath Hospital, an MPT-owned acute care hospital in Bath, England.

Q1 2019 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (Unaudited) (Amounts in thousands, except per share data) March 31, 2019 March 31, 2018 FFO INFORMATION Net income attributable to MPT common stockholders $ 75,822 $ 90,601 Participating securities’ share in earnings(195) Net income, less participating securities’ share in earnings 75,346 $ 90,406 Depreciation and amortization 39,854 36,517 Gain on sale of real estate, et67) Funds from operations $ 115,200 $ 125,456 Write-off of straight-line rent and other, net of tax benefit 2,596 6,059 Normalized funds from operations Share-based compensation 715 1,856 Debt costs amortization 2,067 1,789 Straight-line rent revenue and other (28,050) (23,425) Adjusted funds from operations $ 98,528 $ 111,735 PER DILUTED SHARE DATA: Net income, less participating securities’ share in earnings $ 0.20 0.25 Depreciation and amortization 0.10 0.09 Gain on sale of real estate, net Funds from operations $ 0.30 $ 0.34 Write-off of straight-line rent and other, net of tax benefit 0.01 0.02 Normalized funds from operations Share-based compensation 0.02 0.01 Debt costs amortization 0.01 Straight-line rent revenue and other (0.06) Adjusted funds from operations $ 0.26 $ 0.31 Notes: (A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income. (B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity Q1 2019 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT SUMMARY (As of March 31, 2019) ($ amounts in thousands) 2021 Credit Facility Revolver (£29M) (A) Variable1.980% $ 37,802 2022 Term Loan Variable 3.990% 200,000 4.000% Notes Due 2022 (€500M) (B) Fixed 4.000% 560,900 6.375% Notes Due 2024 Fixed 6.375% 500,000 5.500% Notes Due 2024 Fixed 5.500% 300,000 3.325% Notes Due 2025 (€500M) (B) Fixed 3.325% 560,900 5.250% Notes Due 2026 Fixed 5.250% 500,000 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 $ 4,059,602 Debt issuance costs (36,034) Weighted average rate Rate Type as Percentage of Total Debt Variable Variable 5.9% (A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at March 31, 2019. (B) Represents bonds issued in euros and converted to U.S. dollars at March 31, 2019. Q1 2019 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION DEBT MATURITY SCHEDULE ($ amounts in thousands) Debt Instrument 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2021 Credit Facility Revolver (£29M) $ $ $ 37,802 $ $ $ $ $ $ $ 2022 Term Loan 200,000 4.000% Notes Due 2022 (€500M) 560,900 6.375% Notes Due 2024 500,000 5.500% Notes Due 2024- 300,000 3.325% Notes Due 2025 (€500M) 560,900 5.250% Notes Due 2026 500,000 5.000% Notes Due 2027 1,400,000 $ $ $ 37,802 $ 760,900 $ 800,000 $ 560,900 $ 500,000 $ 1,400,000 $ $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $1,400,000 $560,900 $800,000 $760,900 $500,000 $37,802 Q1 2019 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) March 31, 2019 Net income attributable to MPT common stockholders $ 75,822 Pro forma adjustments for acquisitions and other â½á´¬â¾15,932 Pro forma net income $ 91,754 Add back: Interest (B) 50,302 Depreciation and amortization (B) 38,845 Share-based compensation6,715 Impairment and other charges Write-off of straight-line rent and other, net of tax benefit 2,596 Income tax (B) 733 1Q 2019 Pro forma adjusted EBITDA $ 190,945 Annualization $ 763,780 Total debt $ 4,023,568 Pro forma changes to cash and debt balance after March 31, 2019 (A) (212,703) Pro forma net debt $ 3,810,865 Pro forma net debt / annualized adjusted EBITDA (A) Reflects our commitment to acquire 11 facilities in Australia, along with transactions completed during the first quarter and early in the second quarter of 2019. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. Q1 2019 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(As of March 31, 2019)

($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)	Percentage of Total Base Rent/Interest
2019	3	$ 6,644	0.9%
2020	1	2,120	0.3%
2021	1	2,250	0.3%
2022	15	76,640	10.5%
2023	4	13,476	1.8%
2024	2	5,459	0.7%
2025	6	20,319	2.8%
2026	5	26,370	3.6%
2027	1	3,129	0.4%
2028	5	7,346	1.0%
2029	19	50,253	6.9%
Thereafter	217	518,434	70.8%
	279	$ 732,440	100.0%

Percentage of Total Base Rent/Interest


80%
70%
60%
50%
40%
30%
20%
10%
0%
0.9%
0.3%
0.3%
10.5%
1.8%
0.7%
2.8%
3.6%
0.4%
1.0%
6.9%
70.8%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

(A) *Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.*

(B) *Includes all properties, including those that are part of joint ventures, except six vacant properties representing less than 1.0% of total pro forma gross assets, and three facilities that are under development. The schedule also includes a previously disclosed commitment to acquire 11 facilities in Australia along with the acquisition of two facilities and the leasing of a vacant facility in April 2019.*

(C) *Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).*

Q1 2019 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE (March 31, 2019) ($ amounts in thousands) Asset Types Total Pro Forma Gross Assets (A) Percentage of Pro Forma Gross Assets YTD Actual Revenue (B) Percentage of Total Actual Revenue General Acute Care Hospitals $ 7,806,019 76.1% $ 157,700 79.2% Inpatient Rehabilitation Hospitals 1,587,825 15.5% 34,159 17.2% Long-Term Acute Care Hospitals 283,176 2.8% 7,144 3.6% Other assets 569,876 5.6% — Total $ 10,246,896 100.0% $ 199,003 100.0% Domestic Pro Forma Gross Assets by Asset Type Domestic Actual Revenue by Asset Type Total Pro Forma Gross Assets by Asset Type Total Actual Revenue by Asset Type (A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 2, 2019 for reconciliation of total assets to pro forma total gross assets at March 31, 2019. (B) Includes revenue from properties owned through joint venture arrangements. ). Q1 2019 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(March 31, 2019)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets (B)	YTD Actual Revenue (C)	Percentage of Total Actual Revenue
Steward				
Massachusetts market	$ 1,476,887	14.4%	$ 34,036	17.1%
Utah market	1,022,788	10.0%	20,632	10.4%
Texas/Arkansas/Louisiana market	676,630	6.6%	15,983	8.0%
Arizona market	312,201	3.0%	7,830	3.9%
Florida market	196,099	2.0%	3,497	1.8%
Ohio/Pennsylvania market	194,401	1.9%	4,652	2.3%
Prime Healthcare	1,145,909	11.2%	32,002	16.1%
MEDIAN	1,041,121	10.2%	22,186	11.2%
Healthscope	858,569	8.4%	-	-
Ernest	504,546	4.9%	12,969	6.5%
LifePoint	502,072	4.9%	11,483	5.8%
26 operators	1,745,797	16.9%	33,733	16.9%
Other assets	569,876	5.6%	-	-
Total	$ 10,246,896	100.0%	$ 199,003	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 2, 2019 for reconciliation of total asset to pro forma total gross assets at March 31, 2019.

(B) No single facility accounts for more than 3.6% of total pro forma gross assets.

(C) Includes revenue from properties owned through joint venture arrangements.

Total Pro Forma Gross Assets by Operator


5.6%
16.9%
37.9%
4.9%
4.9%
8.4%
10.2%
11.2%
Steward
Prime Healthcare
MEDIAN
Healthscope
Ernest
LifePoint
26 operators
Other assets

Total Actual Revenue by Operator


5.8%
16.9%
43.5%
6.5%
11.2%
16.1%

Q1 2019 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY

(March 31, 2019)

($ amounts in thousands)

U.S. States and Other Countries	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets	YTD Actual Revenue (B)	Percentage of Total Actual Revenue
Massachusetts	$ 1,476,887	14.4%	$ 34,036	17.1%
Texas	1,195,752	11.7%	27,231	13.7%
Utah	1,057,519	10.3%	21,591	10.9%
California	522,750	5.1%	15,822	8.0%
Arizona	488,198	4.8%	12,583	6.3%
24 Other States	2,666,821	25.9%	59,757	29.9%
Other assets	552,005	5.4%	-	-
United States	**$ 7,959,932**	**77.6%**	**$ 171,020**	**85.9%**
Germany	$ 1,132,936	11.1%	$ 24,175	12.2%
Australia	858,569	8.4%	-	-
United Kingdom	160,500	1.6%	949	0.5%
Italy	91,606	0.9%	2,002	1.0%
Spain	25,482	0.2%	857	0.4%
Other assets	17,871	0.2%	-	-
International	**$ 2,286,964**	**22.4%**	**$ 27,983**	**14.1%**
Total	**$ 10,246,896**	**100.0%**	**$ 199,003**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated May 2, 2019 for reconciliation of total assets to pro forma total gross assets at March 31, 2019.

(B) Includes revenue from properties owned through joint venture arrangements.


Total Pro Forma Gross Assets by Country
77.6%
11.1%
8.4%
1.6%
0.9%
0.2%
0.2%
Total Actual Revenue by Country
85.9%
12.2%
0.5%
1.0%
0.4%
United States
Germany
Australia
United Kingdom
Italy
Spain
Other assets
Pro Forma Gross Assets by U.S. State
14.4%
11.7%
10.3%
5.1%
4.8%
25.9%
5.4%
Actual Revenue by U.S. State
17.1%
13.7%
10.9%
8.0%
6.3%
29.9%
Massachusetts
Texas
Utah
California
Arizona
24 Other States
Other assets

Q1 2019 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SAME STORE EBITDARM[1] RENT COVERAGE

YOY and Sequential Quarter Comparisons by Property Type


5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
3.5x
3.5x
3.6x
3.5x
2.0x
1.9x
1.9x
1.9x
1.7x
1.3x
1.5x
1.3x
3.0x
3.0x
3.1x
3.0x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q4 2017 (YoY)
Q4 2018 (YoY)
Q3 2018 (QoQ)
Q4 2018 (QoQ)

Stratification of Portfolio EBITDARM Rent Coverage

EBITDARM Rent Coverage TTM	Investment (in thousands)		No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**248,805**	**5**	**4.7%**
3.00x - 4.49x	**$**	**13,198**	**3**	**0.3%**
1.50x - 2.99x	**$**	**68,430**	**3**	**1.3%**
Less than 1.50x	**$**	**3,159**	**1**	**0.1%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.8x	**$**	**4,921,240**	**134**	**93.6%**
General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.3x	$	3,526,301	51	67.1%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x	$	1,147,179	70	21.8%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.3x	$	247,760	13	4.7%


4.7%
4.7%
0.3%
1.3%
0.1%
21.8%
67.1%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

All data presented is on a trailing twelve month basis.

(1) EBITDARM adjusted for non-recurring items.

Q1 2019 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE THREE MONTHS ENDED MARCH 31, 2019

(Amounts in thousands)

Operator	Location	Costs Incurred as of 3/31/2019	Rent Commencement Date	Acquisition/ Development
MEDIAN	Germany	$ 6,492	2/10/2019	Acquisition
		$ 6,492		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Acquisition/ Development
Healthscope	Australia	$ 858,569 (A)	Acquisition
BMI Healthcare	United Kingdom	45,395 (B	Acquisition
Steward	Big Spring, Texas	26,000 (C	Acquisition
		$ 929,964	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2019

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 3/31/2019	Estimated Rent Commencement Date
Circle Health	United Kingdom	$ 44,241 (D)	$ 34,705	Q3 2019
Circle Health Rehabilitation	United Kingdom	21,979 (E)	11,677	Q3 2019
Surgery Partners	Idaho Falls, Idaho	113,468	55,857	Q1 2020
		$ 179,688	$ 102,239	

(A) Represents AUD $1.2 billion commitment converted to USD at March 31, 2019.
(B) Property was acquired on April 3, 2019, and reflects a purchase price of £34.5 million.
(C) Property was acquired on April 12, 2019.
(D) Represents £33.9 million commitment converted to USD at March 31, 2019.
(E) Represents £16.9 million commitment converted to USD at March 31, 2019.

Q1 2019 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Statements of Income (Unaudited) (Amounts in thousands, except per share data) March 31, 2019 March 31, 2018 REVENUES Rent billed $ 108,598 $ 128,011 Straight-line rent 20,651 15,791 Income from direct financing leases 17,280 17,681 Interest and other income 33,925 43,563 Total revenues 180,454 205,046 EXPENSES Interest 50,551 57,023 Real estate depreciation and amortization 33,352 35,802 Property-related 3,066 2,184 General and administrative 23,451 17,818 Total expenses 110,420 112,827 OTHER INCOME (EXPENSE) Gain on sale of real estate, net—1,467 Earnings from equity interests 3,720 3,271 Other 204 (4,739) Total other income (expense) 3,924 (1) Income before income tax 73,958 92,218 Income tax benefit (expense) 2,333 (1,175) Net income 76,291 91,043 Net income attributable to non-controlling interests (469) (442) Net income attributable to MPT common stockholders EARNINGS PER COMMON SHARE—BASIC AND DILUTED Net income attributable to MPT common stockholders WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 380,551 364,882 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 381,675 365,343 DIVIDENDS DECLARED PER COMMON SHARE $ 0.25 $ 0.25 Q1 2019 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 5,394,092 $ 5,268,459 Mortgage loans 1,214,780 1,213,322 Net investment in direct financing leases 684,547 684,053 Gross investment in real estate assets 7,293,419 7,165,834 Accumulated depreciation and amortization (498,915) (464,984) Net investment in real estate assets 6,794,504 6,700,850 Cash and cash equivalents 995,548 820,868 Interest and rent receivables 24,788 25,855 Straight-line rent receivables 243,556 220,848 Equity investments 506,123 520,058 Other loans 365,402 373,198 Other assets 301,532 181,966 Total Assets LIABILITIES AND EQUITY Liabilities Debt, net $ 4,023,568 $ 4,037,389 Accounts payable and accrued expenses 188,956 204,325 Deferred revenue 9,979 13,467 Obligations to tenants and other lease liabilities 118,474 27,524 Total Liabilities 4,340,977 4,282,705 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding—391,839 shares at March 31, 2019 and 370,637 shares at December 31, 2018 392 371 Additional paid-in capital 4,803,672 4,442,948 Retained earnings 141,427 162,768 Accumulated other comprehensive loss (67,892) (58,202) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 4,876,822 4,547,108 Non-controlling interests 13,654 13,830 Total Equity 4,890,476 4,560,938 Total Liabilities and Equity (A) Financials have been derived from the prior year audited financial statements. Q1 2019 | SUPPLEMENTAL INFORMATION 16

MEDICALPROPERTIESTRUST.COM FINANCIAL STATEMENTS UNCONSOLIDATED JOINT VENTURE INVESTMENTS (As of and for the three months ended March 31, 2019) (Unaudited) ($ amounts in thousands) Real Estate Joint Venture Details Total revenues $ 37,271 Expenses: Interest 12,930 Real estate depreciation and amortization 13,019 General and administrative 1,542 Other 1,310 Income taxes 1,350 Total expenses 30,151 Net income $ 7,120 Total Assets $ 2,210,968 Debt, net (third party) $ 724,507 Shareholder loans 676,474 Other liabilities 161,147 Total Liabilities $ 1,562,128 Debt to EBITDA (annualized) 5.3x Debt to Total Assets 32.8% Joint Venture Impact Real estate joint venture income(1) $ 3,102 Earnings from equity interests Operator joint venture income 618 Earnings from equity interests Total joint venture income $ 3,720 Management fee revenue $ 143 Interest and other income Shareholder loan interest revenue $ 4,306 Interest and other income Real estate joint venture investments $ 329,554 Equity investments Investments in operators 176,569 Equity investments Total joint venture investments $ 506,123 Shareholder loans $ 338,237 Other loans (1) Includes $1.8 million of straight-line rent revenue and $6.5 million of depreciation and amortization expense from our unconsolidated joint ventures. Q1 2019 | SUPPLEMENTAL INFORMATION 17

Medical Properties Trust 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com At the Very heArt of heAlthcAre® .